Exhibit 99.1

Drone Aviation Delivers Additional WASP Aerostats in Support of United States Border Patrol;

U.S. Customs and Border Protection

JACKSONVILLE, FL – September 25, 2019 – Drone Aviation Holding Corp. (OTCQB: DRNE) (“Drone Aviation” or the “Company”), a manufacturer of specialized tethered aerial monitoring and communications platforms serving national defense and homeland security customers, announced today that it has delivered additional Winch Aerostat Small Platform ("WASP") systems to a prime contractor partner in support of the United States Border Patrol (USBP); U.S Customs and Border Protection.

The Company announced a $3.8 million contract for multiple WASP systems in January 2019 and the initial deliveries under the award in August 2019. Integrated support services are underway on the Southwest border of the United States under the $1.7 million Integrated Services award received by Drone Aviation in June 2019. Product and support services revenue related to this delivery is expected to be reflected in the Company’s third quarter 2019 results.

“The delivery of these additional WASP systems demonstrates our ability to ramp production of units delivered to the southern border,” said Dan Erdberg, CEO and President of Drone Aviation. “With multiple units now delivered, we are confident that WASP’s advanced technologies can enhance border security through enhanced situational awareness. We look forward to building on our partnerships and shared experiences and supporting the brave and dedicated agents of the USBP.”

The WASP is a highly tactical and mobile aerostat system which can be deployed and managed by as few as two operators. It provides situational awareness with day/night video, secure multi-frequency and multi-wave form wireless communication range extension capability from either a stationary position or while being towed. Based upon the same proven technology already deployed by the U.S. Army as a persistent aerial platform, the WASP will support the Border Patrol’s role in homeland security and law enforcement by providing enhanced situational awareness, intelligence, surveillance, reconnaissance (ISR) capabilities thereby increasing officer safety. For information on the WASP including a demonstration video, please visit our website at: https://www.droneaviationcorp.com/solutions/aerostat/wasp.

About Drone Aviation Holding Corp.

Drone Aviation Holding Corp. (OTCQB: DRNE) develops and manufactures cost-effective, compact and rapidly deployable aerial platforms including lighter-than-air aerostats and drones designed to provide government and commercial customers with enhanced surveillance and communication capabilities. Utilizing a patented tether system, Drone Aviation’s products are designed to provide prolonged operational duration capabilities combined with improved reliability, uniquely fulfilling critical requirements in military, law enforcement, commercial, and industrial applications. For more information about Drone Aviation, please visit www.DroneAviationCorp.com or view our reports and filings with the Securities and Exchange Commission at http://www.sec.gov, including the Risk Factors included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as information in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future performance and economic conditions, and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the statements made herein. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “believe,” “expects,” “may,” “looks to,” “will,” “should,” “plan,” “intend,” “on condition,” “target,” “see,” “potential,” “estimates,” “preliminary,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals or other future events, circumstances, or effects. Moreover, forward-looking statements in this release include, but are not limited to, those relating to: the ability to support future military needs for advanced voice and data communications applications, the continuation of growing demand for drones for military and state and local law enforcement authorities. The Company’s financial results and the forward-looking statements could be affected by many factors, including, but not limited to, demand for the Company’s products and services, economic conditions in the U.S. and worldwide, changes in appropriations by Congress and reduced funding for defense procurement and research and development programs, and our ability to recruit and retain management, technical, and sales personnel. Further information relating to factors that may impact the Company’s results and forward-looking statements are disclosed in the Company’s filings with the SEC. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Relations for Drone Aviation Holding Corp.:

Steve Gersten

813-334-9745

investors@droneaviationcorp.com

and

Bret Shapiro, Managing Director

CORE IR

561-479-8566

brets@coreir.com

Media Relations for Drone Aviation Holding Corp.:

Michael Glickman

MWGCO, Inc.

917-397-2272

mike@mwgco.net